Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Brian Beades 212.810.5596

BlackRock Reports Third Quarter 2022 Diluted EPS of $9.25, or $9.55 as adjusted
New York, October 13, 2022 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and nine months ended September 30, 2022.

$65 billion of quarterly long-term net inflows driven by continued momentum in strategic ETFs and significant outsourcing mandates, with total net inflows of $17 billion reflecting outflows from cash management and advisory AUM

15% decrease in revenue year-over-year primarily driven by the impact of significantly lower markets and dollar appreciation on average AUM and lower performance fees

6% increase in technology services revenue year-over-year reflects continued strong client demand for Aladdin, despite the negative impact of foreign exchange movements

21% decrease in operating income (22% as adjusted) year-over-year includes the impact of $96 million of fund launch costs in the third quarter of 2021

15% decrease in diluted EPS (16% as adjusted) year-over-year also reflects a lower effective tax rate and a lower diluted share count, partially offset by lower nonoperating income, in the current quarter

$375 million of share repurchases in the current quarter

Laurence D. Fink, Chairman and CEO:

“We built BlackRock to meet our clients’ needs across all market environments. The diversity of our solutions provides clients with more choice to address their unique priorities across products, styles, and exposures. The power of our diversified platform is most evident in times of uncertainty, and clients are turning to us more than ever for our comprehensive and integrated solutions. Our wide range of investment offerings, leading technology platform, whole portfolio approach and global insights are resonating deeply as clients seek partners to help them build stronger, more resilient portfolios that meet their long-term investment goals.

“BlackRock generated industry-leading long-term net inflows of $248 billion in the first nine months of 2022, including $65 billion in the third quarter. We once again saw strong growth in bond ETFs, with $37 billion of net inflows. Active strategies reflected momentum from significant outsourcing mandates and continued demand for alternatives, where we raised $6 billion across commitments and net inflows. We had record Aladdin client mandates in the first nine months of 2022, with over half coming from multi-product solutions.

“We continue to evolve our organization, think comprehensively about our clients’ portfolios and innovate ahead of their needs, all of which is deepening connectivity across our platform. We are uniquely positioned to serve our clients’ needs with integrated investment management, technology and advisory expertise. And we are relentlessly committed to bringing together the best of BlackRock in order to deliver better outcomes that will benefit our clients, employees and shareholders.”

FINANCIAL RESULTS

	Q3	Q3
(in millions, except per share data)	2022	2021
AUM	$7,961,373	$9,463,662
% change	(16)%
Average AUM	$8,478,729	$9,578,753
% change	(11)%
Total net flows	$16,907	$75,314

GAAP basis:
Revenue	$4,311	$5,050
% change	(15)%
Operating income	$1,526	$1,935
% change	(21)%
Operating margin	35.4%	38.3%
Net income(1)	$1,406	$1,681
% change	(16)%
Diluted EPS	$9.25	$10.89
% change	(15)%
Weighted-average diluted shares	152.0	154.3
% change	(2)%

As Adjusted:
Operating income(2)	$1,585	$2,025
% change	(22)%
Operating margin(2)	42.0%	47.6%
Net income(1) (2)	$1,451	$1,750
% change	(17)%
Diluted EPS(2)	$9.55	$11.34
% change	(16)%
(1)	Net income represents net income attributable to BlackRock, Inc.
(2)

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 11 through 13 for more information on as adjusted items and the reconciliation to GAAP. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include new adjustments. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

NET FLOW HIGHLIGHTS

	Q3	YTD
(in billions)	2022	2022
Long-term net flows:	$65	$248

By region:

Americas	$83	$129
EMEA	(19)	41
APAC	1	77

By client type:

Retail:	$(5)	$(5)
US	(2)	-
International	(3)	(5)

ETFs:	$22	$131
Core equity	4	52
Strategic	43	93
Precision	(25)	(14)

Institutional:	$48	$122
Active	71	93
Index	(23)	29

Cash management net flows	$(40)	$(45)

Advisory net flows	$(9)	$(9)

Total net flows	$17	$193

BUSINESS RESULTS

					Q3 2022
			Q3 2022		Base fees (1)
			Base fees (1)	September 30, 2022	and securities
	Q3 2022	September 30, 2022	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$(4,887)	$806,498	$1,058	10%	29%
ETFs	22,372	2,621,410	1,385	33%	39%
Institutional:
Active	71,123	1,487,285	623	18%	18%
Index	(23,398)	2,352,061	230	30%	7%
Total institutional	47,725	3,839,346	853	48%	25%
Long-term	65,210	7,267,254	3,296	91%	93%
Cash management	(39,539)	694,116	235	9%	7%
Advisory	(8,764)	3	-	-	-
Total	$16,907	$7,961,373	$3,531	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$64,053	$2,141,066	$1,635	27%	46%
Index and ETFs	1,157	5,126,188	1,661	64%	47%
Long-term	65,210	7,267,254	3,296	91%	93%
Cash management	(39,539)	694,116	235	9%	7%
Advisory	(8,764)	3	-	-	-
Total	$16,907	$7,961,373	$3,531	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$(29,281)	$4,020,312	$1,745	50%	50%
Fixed income	90,617	2,350,263	845	30%	24%
Multi-asset	10,057	637,445	316	8%	9%
Alternatives:
Illiquid alternatives	2,357	111,729	184	1%	5%
Liquid alternatives	(810)	81,418	155	1%	4%
Currency and commodities	(7,730)	66,087	51	1%	1%
Total Alternatives	(6,183)	259,234	390	3%	10%
Long-term	65,210	7,267,254	3,296	91%	93%
Cash management	(39,539)	694,116	235	9%	7%
Advisory	(8,764)	3	-	-	-
Total	$16,907	$7,961,373	$3,531	100%	100%

(1)	Base fees include investment advisory and administration fees.

INVESTMENT PERFORMANCE AT September 30, 2022(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	50%	85%	89%
Tax-exempt	31%	36%	38%
Index AUM within or above applicable tolerance	87%	91%	96%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	36%	58%	82%
Systematic	61%	71%	68%
Index AUM within or above applicable tolerance	95%	98%	98%
(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 14 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Thursday, October 13, 2022 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 218-2154, or from outside the United States, (313) 209-4906, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 5801239). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 11:30 a.m. (Eastern Time) on Thursday, October 13, 2022 and ending at midnight on Thursday, October 27, 2022. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate | Twitter: @blackrock | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	September 30,				June 30,
	2022	2021	Change		2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$3,369	$3,791	$(422)		$3,528	$(159)
Securities lending revenue	162	152	10		160	2
Total investment advisory, administration fees and securities lending revenue	3,531	3,943	(412)		3,688	(157)
Investment advisory performance fees	82	345	(263)		106	(24)
Technology services revenue	338	320	18		332	6
Distribution fees	325	401	(76)		361	(36)
Advisory and other revenue	35	41	(6)		39	(4)
Total revenue	4,311	5,050	(739)		4,526	(215)

Expense
Employee compensation and benefits	1,339	1,527	(188)		1,414	(75)
Distribution and servicing costs	536	585	(49)		572	(36)
Direct fund expense	318	354	(36)		304	14
General and administration expense	554	611	(57)		530	24
Amortization of intangible assets	38	38	-		38	-
Total expense	2,785	3,115	(330)		2,858	(73)

Operating income	1,526	1,935	(409)		1,668	(142)

Nonoperating income (expense)
Net gain (loss) on investments	174	370	(196)		(314)	488
Interest and dividend income	41	14	27		21	20
Interest expense	(50)	(48)	(2)		(54)	4
Total nonoperating income (expense)	165	336	(171)		(347)	512

Income before income taxes	1,691	2,271	(580)		1,321	370
Income tax expense	330	518	(188)		358	(28)
Net income	1,361	1,753	(392)		963	398
Less:
Net income (loss) attributable to noncontrolling interests	(45)	72	(117)		(114)	69
Net income attributable to BlackRock, Inc.	$1,406	$1,681	$(275)		$1,077	$329

Weighted-average common shares outstanding
Basic	150,644,985	152,120,927	(1,475,942)		151,292,580	(647,595)
Diluted	151,961,389	154,343,277	(2,381,888)		152,452,320	(490,931)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$9.33	$11.05	$(1.72)		$7.12	$2.21
Diluted	$9.25	$10.89	$(1.64)		$7.06	$2.19
Cash dividends declared and paid per share	$4.88	$4.13	$0.75		$4.88	$-

Supplemental information:

AUM (end of period)	$7,961,373	$9,463,662	$(1,502,289)		$8,487,410	$(526,037)
Shares outstanding (end of period)	150,461,863	151,988,234	(1,526,371)		150,966,457	(504,594)
GAAP:
Operating margin	35.4%	38.3%	(290	) bps	36.9%	(150	) bps
Effective tax rate	19.0%	23.6%	(460	) bps	24.9%	(590	) bps
As adjusted:
Operating income (1)	$1,585	$2,025	$(440)		$1,727	$(142)
Operating margin (1)	42.0%	47.6%	(560	) bps	43.7%	(170	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$210	$264	$(54)		$(233)	$443
Net income attributable to BlackRock, Inc. (2)	$1,451	$1,750	$(299)		$1,122	$329
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2)	$9.55	$11.34	$(1.79)		$7.36	$2.19
Effective tax rate	19.2%	23.6%	(440	) bps	24.9%	(570	) bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) and (2) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include new adjustments. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Nine Months Ended
	September 30,
	2022	2021	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$10,592	$10,873	$(281)
Securities lending revenue	460	419	41
Total investment advisory, administration fees and securities lending revenue	11,052	11,292	(240)
Investment advisory performance fees	286	814	(528)
Technology services revenue	1,011	942	69
Distribution fees	1,067	1,110	(43)
Advisory and other revenue	120	110	10
Total revenue	13,536	14,268	(732)

Expense
Employee compensation and benefits	4,251	4,484	(233)
Distribution and servicing costs	1,682	1,613	69
Direct fund expense	951	994	(43)
General and administration expense	1,580	1,657	(77)
Amortization of intangible assets	114	109	5
Total expense	8,578	8,857	(279)

Operating income	4,958	5,411	(453)

Nonoperating income (expense)
Net gain (loss) on investments	(242)	766	(1,008)
Interest and dividend income	80	41	39
Interest expense	(158)	(155)	(3)
Total nonoperating income (expense)	(320)	652	(972)

Income before income taxes	4,638	6,063	(1,425)
Income tax expense	951	1,490	(539)
Net income	3,687	4,573	(886)
Less:
Net income (loss) attributable to noncontrolling interests	(232)	315	(547)
Net income attributable to BlackRock, Inc.	$3,919	$4,258	$(339)

Weighted-average common shares outstanding
Basic	151,219,485	152,375,504	(1,156,019)
Diluted	152,644,054	154,352,590	(1,708,536)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$25.92	$27.94	$(2.02)
Diluted	$25.67	$27.59	$(1.92)
Cash dividends declared and paid per share	$14.64	$12.39	$2.25

Supplemental information:

AUM (end of period)	$7,961,373	$9,463,662	$(1,502,289)
Shares outstanding (end of period)	150,461,863	151,988,234	(1,526,371)
GAAP:
Operating margin	36.6%	37.9%	(130	) bps
Effective tax rate	19.5%	25.9%	(640	) bps
As adjusted:
Operating income (1)	$5,134	$5,640	$(506)
Operating margin (1)	43.3%	46.8%	(350	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$(88)	$337	$(425)
Net income attributable to BlackRock, Inc. (2)	$4,035	$4,604	$(569)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2)	$26.43	$29.83	$(3.40)
Effective tax rate	20.0%	22.9%	(290	) bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) and (2) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2022, BlackRock updated the definitions of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include new adjustments. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	June 30,	inflows	Market		September 30,
	2022	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$371,226	$(410)	$(21,565)	$(6,604)	$342,647	$371,805
Fixed income	313,860	(4,301)	(11,132)	(3,450)	294,977	309,898
Multi-asset	129,142	(400)	(7,085)	(843)	120,814	128,649
Alternatives	49,197	224	(863)	(498)	48,060	49,000
Retail subtotal	863,425	(4,887)	(40,645)	(11,395)	806,498	859,352
ETFs:
Equity	2,010,343	(8,308)	(127,754)	(12,782)	1,861,499	2,020,925
Fixed income	695,888	36,905	(33,019)	(5,712)	694,062	709,997
Multi-asset	7,868	(96)	(379)	(120)	7,273	7,678
Alternatives	70,197	(6,129)	(5,382)	(110)	58,576	63,403
ETFs subtotal	2,784,296	22,372	(166,534)	(18,724)	2,621,410	2,802,003
Institutional:
Active:
Equity	163,697	204	(9,109)	(4,383)	150,409	163,850
Fixed income	661,852	59,238	(27,970)	(7,926)	685,194	679,686
Multi-asset	534,159	10,675	(27,890)	(14,157)	502,787	539,233
Alternatives	151,154	1,006	(874)	(2,391)	148,895	150,132
Active subtotal	1,510,862	71,123	(65,843)	(28,857)	1,487,285	1,532,901
Index:
Equity	1,799,854	(20,767)	(74,499)	(38,831)	1,665,757	1,812,445
Fixed income	768,244	(1,225)	(54,165)	(36,824)	676,030	738,424
Multi-asset	7,296	(122)	(447)	(156)	6,571	7,122
Alternatives	5,209	(1,284)	(156)	(66)	3,703	4,233
Index subtotal	2,580,603	(23,398)	(129,267)	(75,877)	2,352,061	2,562,224
Institutional subtotal	4,091,465	47,725	(195,110)	(104,734)	3,839,346	4,095,125
Long-term	7,739,186	65,210	(402,289)	(134,853)	7,267,254	7,756,480
Cash management	739,457	(39,539)	465	(6,267)	694,116	720,055
Advisory (3)	8,767	(8,764)	-	-	3	2,194
Total	$8,487,410	$16,907	$(401,824)	$(141,120)	$7,961,373	$8,478,729
Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	June 30,	inflows	Market		September 30,
	2022	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$393,048	$(2,151)	$(23,831)	$(7,479)	$359,587	$391,640
Fixed income	953,957	54,701	(37,653)	(10,073)	960,932	968,661
Multi-asset	663,295	10,273	(34,974)	(15,000)	623,594	667,874
Alternatives	200,348	1,230	(1,736)	(2,889)	196,953	199,131
Active subtotal	2,210,648	64,053	(98,194)	(35,441)	2,141,066	2,227,306
Index and ETFs:
ETFs:
Equity	2,010,343	(8,308)	(127,754)	(12,782)	1,861,499	2,020,925
Fixed income	695,888	36,905	(33,019)	(5,712)	694,062	709,997
Multi-asset	7,868	(96)	(379)	(120)	7,273	7,678
Alternatives	70,197	(6,129)	(5,382)	(110)	58,576	63,403
ETFs subtotal	2,784,296	22,372	(166,534)	(18,724)	2,621,410	2,802,003
Non-ETF Index:
Equity	1,941,729	(18,822)	(81,342)	(42,339)	1,799,226	1,956,460
Fixed income	789,999	(989)	(55,614)	(38,127)	695,269	759,347
Multi-asset	7,302	(120)	(448)	(156)	6,578	7,130
Alternatives	5,212	(1,284)	(157)	(66)	3,705	4,234
Non-ETF Index subtotal	2,744,242	(21,215)	(137,561)	(80,688)	2,504,778	2,727,171
Index and ETFs subtotal	5,528,538	1,157	(304,095)	(99,412)	5,126,188	5,529,174
Long-term	$7,739,186	$65,210	$(402,289)	$(134,853)	$7,267,254	$7,756,480
Current Quarter Component Changes by Product Type (Long-Term)
		Net
	June 30,	inflows	Market		September 30,
	2022	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$4,345,120	$(29,281)	$(232,927)	$(62,600)	$4,020,312	$4,369,025
Fixed income	2,439,844	90,617	(126,286)	(53,912)	2,350,263	2,438,005
Multi-asset	678,465	10,057	(35,801)	(15,276)	637,445	682,682
Alternatives:
Illiquid alternatives	112,039	2,357	(786)	(1,881)	111,729	111,913
Liquid alternatives	83,770	(810)	(611)	(931)	81,418	83,004
Currency and commodities(4)	79,948	(7,730)	(5,878)	(253)	66,087	71,851
Alternatives subtotal	275,757	(6,183)	(7,275)	(3,065)	259,234	266,768
Long-term	$7,739,186	$65,210	$(402,289)	$(134,853)	$7,267,254	$7,756,480

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		September 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$471,937	$4,920	$(117,332)	$(16,878)	$342,647	$410,171
Fixed income	365,306	(13,760)	(48,280)	(8,289)	294,977	331,284
Multi-asset	155,461	(423)	(32,160)	(2,064)	120,814	139,882
Alternatives	47,349	4,567	(2,742)	(1,114)	48,060	49,086
Retail subtotal	1,040,053	(4,696)	(200,514)	(28,345)	806,498	930,423
ETFs:
Equity	2,447,248	56,191	(612,386)	(29,554)	1,861,499	2,186,166
Fixed income	745,373	75,794	(114,073)	(13,032)	694,062	713,637
Multi-asset	9,119	135	(1,814)	(167)	7,273	8,210
Alternatives	65,614	(1,436)	(5,368)	(234)	58,576	68,803
ETFs subtotal	3,267,354	130,684	(733,641)	(42,987)	2,621,410	2,976,816
Institutional:
Active:
Equity	199,980	5,920	(44,813)	(10,678)	150,409	177,383
Fixed income	767,402	49,571	(111,322)	(20,457)	685,194	706,230
Multi-asset	642,951	29,672	(136,467)	(33,369)	502,787	581,107
Alternatives	146,384	7,633	411	(5,533)	148,895	150,093
Active subtotal	1,756,717	92,796	(292,191)	(70,037)	1,487,285	1,614,813
Index:
Equity	2,223,195	8,354	(463,407)	(102,385)	1,665,757	1,970,634
Fixed income	943,960	22,660	(185,043)	(105,547)	676,030	821,401
Multi-asset	8,963	(275)	(1,582)	(535)	6,571	7,841
Alternatives	5,534	(1,956)	502	(377)	3,703	5,050
Index subtotal	3,181,652	28,783	(649,530)	(208,844)	2,352,061	2,804,926
Institutional subtotal	4,938,369	121,579	(941,721)	(278,881)	3,839,346	4,419,739
Long-term	9,245,776	247,567	(1,875,876)	(350,213)	7,267,254	8,326,978
Cash management	755,057	(45,416)	(294)	(15,231)	694,116	729,103
Advisory (3)	9,310	(9,306)	(1)	-	3	6,309
Total	$10,010,143	$192,845	$(1,876,171)	$(365,444)	$7,961,373	$9,062,390
Year-to-Date Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows	Market		September 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$507,103	$(1,978)	$(126,436)	$(19,102)	$359,587	$435,603
Fixed income	1,107,085	34,284	(154,848)	(25,589)	960,932	1,014,938
Multi-asset	798,404	29,247	(168,625)	(35,432)	623,594	720,981
Alternatives	193,733	12,199	(2,333)	(6,646)	196,953	199,178
Active subtotal	2,606,325	73,752	(452,242)	(86,769)	2,141,066	2,370,700
Index and ETFs:
ETFs:
Equity	2,447,248	56,191	(612,386)	(29,554)	1,861,499	2,186,166
Fixed income	745,373	75,794	(114,073)	(13,032)	694,062	713,637
Multi-asset	9,119	135	(1,814)	(167)	7,273	8,210
Alternatives	65,614	(1,436)	(5,368)	(234)	58,576	68,803
ETFs subtotal	3,267,354	130,684	(733,641)	(42,987)	2,621,410	2,976,816
Non-ETF Index:
Equity	2,388,009	21,172	(499,116)	(110,839)	1,799,226	2,122,585
Fixed income	969,583	24,187	(189,797)	(108,704)	695,269	843,977
Multi-asset	8,971	(273)	(1,584)	(536)	6,578	7,849
Alternatives	5,534	(1,955)	504	(378)	3,705	5,051
Non-ETF Index subtotal	3,372,097	43,131	(689,993)	(220,457)	2,504,778	2,979,462
Index and ETFs subtotal	6,639,451	173,815	(1,423,634)	(263,444)	5,126,188	5,956,278
Long-term	$9,245,776	$247,567	$(1,875,876)	$(350,213)	$7,267,254	$8,326,978
Year-to-Date Component Changes by Product Type (Long-Term)
		Net
	December 31,	inflows	Market		September 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$5,342,360	$75,385	$(1,237,938)	$(159,495)	$4,020,312	$4,744,354
Fixed income	2,822,041	134,265	(458,718)	(147,325)	2,350,263	2,572,552
Multi-asset	816,494	29,109	(172,023)	(36,135)	637,445	737,040
Alternatives:
Illiquid alternatives	102,579	11,644	1,738	(4,232)	111,729	109,618
Liquid alternatives	87,348	166	(3,987)	(2,109)	81,418	85,200
Currency and commodities(4)	74,954	(3,002)	(4,948)	(917)	66,087	78,214
Alternatives subtotal	264,881	8,808	(7,197)	(7,258)	259,234	273,032
Long-term	$9,245,776	$247,567	$(1,875,876)	$(350,213)	$7,267,254	$8,326,978

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing ten months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	September 30,	inflows	Market		September 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Retail:
Equity	$445,737	$12,827	$(98,482)	$(17,435)	$342,647	$420,772
Fixed income	359,161	(4,901)	(50,539)	(8,744)	294,977	337,869
Multi-asset	150,953	1,887	(29,873)	(2,153)	120,814	142,892
Alternatives	44,776	7,011	(2,566)	(1,161)	48,060	48,225
Retail subtotal	1,000,627	16,824	(181,460)	(29,493)	806,498	949,758
ETFs:
Equity	2,250,849	126,261	(483,509)	(32,102)	1,861,499	2,218,065
Fixed income	716,596	108,849	(117,142)	(14,241)	694,062	715,480
Multi-asset	8,150	862	(1,575)	(164)	7,273	8,248
Alternatives	63,156	(1,345)	(3,005)	(230)	58,576	67,780
ETFs subtotal	3,038,751	234,627	(605,231)	(46,737)	2,621,410	3,009,573
Institutional:
Active:
Equity	182,232	13,586	(34,517)	(10,892)	150,409	179,255
Fixed income	708,698	108,166	(109,721)	(21,949)	685,194	712,078
Multi-asset	605,297	43,546	(110,201)	(35,855)	502,787	589,124
Alternatives	142,318	11,010	1,214	(5,647)	148,895	148,422
Active subtotal	1,638,545	176,308	(253,225)	(74,343)	1,487,285	1,628,879
Index:
Equity	2,119,592	(32,183)	(313,675)	(107,977)	1,665,757	2,014,509
Fixed income	929,444	23,044	(165,487)	(110,971)	676,030	850,658
Multi-asset	8,758	(178)	(1,391)	(618)	6,571	8,579
Alternatives	5,898	(2,321)	529	(403)	3,703	5,176
Index subtotal	3,063,692	(11,638)	(480,024)	(219,969)	2,352,061	2,878,922
Institutional subtotal	4,702,237	164,670	(733,249)	(294,312)	3,839,346	4,507,801
Long-term	8,741,615	416,121	(1,519,940)	(370,542)	7,267,254	8,467,132
Cash management	712,015	(1,504)	(436)	(15,959)	694,116	726,713
Advisory (3)	10,032	(10,034)	(3)	8	3	7,108
Total	$9,463,662	$404,583	$(1,520,379)	$(386,493)	$7,961,373	$9,200,953
Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	September 30,	inflows	Market		September 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Active:
Equity	$475,232	$11,941	$(107,690)	$(19,896)	$359,587	$447,028
Fixed income	1,045,297	98,870	(155,637)	(27,598)	960,932	1,027,322
Multi-asset	756,245	45,429	(140,073)	(38,007)	623,594	732,008
Alternatives	187,093	18,019	(1,352)	(6,807)	196,953	196,646
Active subtotal	2,463,867	174,259	(404,752)	(92,308)	2,141,066	2,403,004
Index and ETFs:
ETFs:
Equity	2,250,849	126,261	(483,509)	(32,102)	1,861,499	2,218,065
Fixed income	716,596	108,849	(117,142)	(14,241)	694,062	715,480
Multi-asset	8,150	862	(1,575)	(164)	7,273	8,248
Alternatives	63,156	(1,345)	(3,005)	(230)	58,576	67,780
ETFs subtotal	3,038,751	234,627	(605,231)	(46,737)	2,621,410	3,009,573
Non-ETF Index:
Equity	2,272,329	(17,711)	(338,984)	(116,408)	1,799,226	2,167,508
Fixed income	952,006	27,439	(170,110)	(114,066)	695,269	873,283
Multi-asset	8,763	(174)	(1,392)	(619)	6,578	8,587
Alternatives	5,899	(2,319)	529	(404)	3,705	5,177
Non-ETF Index subtotal	3,238,997	7,235	(509,957)	(231,497)	2,504,778	3,054,555
Index and ETFs subtotal	6,277,748	241,862	(1,115,188)	(278,234)	5,126,188	6,064,128
Long-term	$8,741,615	$416,121	$(1,519,940)	$(370,542)	$7,267,254	$8,467,132
Year-over-Year Component Changes by Product Type (Long-Term)
		Net
	September 30,	inflows	Market		September 30,
	2021	(outflows)	change	FX impact (1)	2022	Average AUM (2)
Equity	$4,998,410	$120,491	$(930,183)	$(168,406)	$4,020,312	$4,832,601
Fixed income	2,713,899	235,158	(442,889)	(155,905)	2,350,263	2,616,085
Multi-asset	773,158	46,117	(143,040)	(38,790)	637,445	748,843
Alternatives:
Illiquid alternatives	98,321	15,449	2,340	(4,381)	111,729	107,146
Liquid alternatives	85,052	2,037	(3,602)	(2,069)	81,418	85,278
Currency and commodities(4)	72,775	(3,131)	(2,566)	(991)	66,087	77,179
Alternatives subtotal	256,148	14,355	(3,828)	(7,441)	259,234	269,603
Long-term	$8,741,615	$416,121	$(1,519,940)	$(370,542)	$7,267,254	$8,467,132

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$503	$674	$(171)	$550	$(47)	$1,669	$1,891	$(222)
ETFs	1,063	1,212	(149)	1,103	(40)	3,324	3,436	(112)
Non-ETF Index	179	207	(28)	186	(7)	552	581	(29)
Equity subtotal	1,745	2,093	(348)	1,839	(94)	5,545	5,908	(363)
Fixed income:
Active	478	561	(83)	503	(25)	1,515	1,631	(116)
ETFs	276	304	(28)	274	2	839	893	(54)
Non-ETF Index	91	121	(30)	102	(11)	311	350	(39)
Fixed income subtotal	845	986	(141)	879	(34)	2,665	2,874	(209)
Multi-asset	316	369	(53)	331	(15)	1,006	1,041	(35)
Alternatives:
Illiquid alternatives	184	166	18	184	-	547	501	46
Liquid alternatives	155	163	(8)	161	(6)	483	460	23
Currency and commodities	51	55	(4)	62	(11)	169	163	6
Alternatives subtotal	390	384	6	407	(17)	1,199	1,124	75
Long-term	3,296	3,832	(536)	3,456	(160)	10,415	10,947	(532)
Cash management	235	111	124	232	3	637	345	292
Total investment advisory, administration fees and securities lending revenue	3,531	3,943	(412)	3,688	(157)	11,052	11,292	(240)
Investment advisory performance fees:
Equity	(2)	8	(10)	3	(5)	13	70	(57)
Fixed income	(3)	2	(5)	13	(16)	19	31	(12)
Multi-asset	2	-	2	7	(5)	14	17	(3)
Alternatives:
Illiquid alternatives	79	50	29	65	14	181	147	34
Liquid alternatives	6	285	(279)	18	(12)	59	549	(490)
Alternatives subtotal	85	335	(250)	83	2	240	696	(456)
Total performance fees	82	345	(263)	106	(24)	286	814	(528)
Technology services revenue	338	320	18	332	6	1,011	942	69
Distribution fees:
Retrocessions	241	294	(53)	269	(28)	789	796	(7)
12b-1 fees (US mutual fund distribution fees)	75	91	(16)	80	(5)	243	263	(20)
Other	9	16	(7)	12	(3)	35	51	(16)
Total distribution fees	325	401	(76)	361	(36)	1,067	1,110	(43)
Advisory and other revenue:
Advisory	8	13	(5)	15	(7)	39	37	2
Other	27	28	(1)	24	3	81	73	8
Total advisory and other revenue	35	41	(6)	39	(4)	120	110	10
Total revenue	$4,311	$5,050	$(739)	$4,526	$(215)	$13,536	$14,268	$(732)

Highlights

•

Investment advisory, administration fees and securities lending revenue decreased $412 million from the third quarter of 2021, primarily driven by the negative impact of market beta and foreign exchange movements on average AUM, partially offset by organic base fee growth over the last twelve months and the elimination of yield-related fee waivers on money market funds. Securities lending revenue of $162 million increased from $152 million in the third quarter of 2021, primarily reflecting higher spreads.

Investment advisory, administration fees and securities lending revenue decreased $157 million from the second quarter of 2022, primarily driven by the negative impact of market beta and foreign exchange movements on average AUM, partially offset by the effect of one additional day in the quarter. Securities lending revenue of $162 million increased from $160 million in the second quarter of 2022.

•

Performance fees decreased $263 million from the third quarter of 2021, primarily reflecting lower revenue from liquid alternative products, including lower fees from a single hedge fund with an annual performance measurement period that ends in the third quarter.

•

Technology services revenue increased $18 million from the third quarter of 2021, reflecting continued strong client demand for Aladdin, despite the negative impact of foreign exchange movements. Technology services annual contract value (“ACV”)(1) increased 7% from the third quarter of 2021, and was similarly impacted by foreign exchange headwinds.

(1)	See note (3) to the condensed consolidated statements of income and supplemental information on page 13 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Operating expense
Employee compensation and benefits	$1,339	$1,527	$(188)	$1,414	$(75)	$4,251	$4,484	$(233)
Distribution and servicing costs:
Retrocessions	241	294	(53)	269	(28)	789	796	(7)
12b-1 costs	74	89	(15)	78	(4)	238	257	(19)
Other	221	202	19	225	(4)	655	560	95
Total distribution and servicing costs	536	585	(49)	572	(36)	1,682	1,613	69
Direct fund expense	318	354	(36)	304	14	951	994	(43)
General and administration expense:
Marketing and promotional	95	54	41	76	19	231	142	89
Occupancy and office related	99	91	8	106	(7)	304	250	54
Portfolio services	73	66	7	67	6	209	195	14
Sub-advisory	21	27	(6)	20	1	63	72	(9)
Technology	156	140	16	148	8	449	373	76
Professional services	47	42	5	42	5	129	122	7
Communications	11	11	-	10	1	32	33	(1)
Foreign exchange remeasurement	3	1	2	2	1	2	3	(1)
Contingent consideration fair value adjustments	1	29	(28)	-	1	2	33	(31)
Product launch costs	-	96	(96)	-	-	-	274	(274)
Other general and administration	48	54	(6)	59	(11)	159	160	(1)
Total general and administration expense	554	611	(57)	530	24	1,580	1,657	(77)
Amortization of intangible assets	38	38	-	38	-	114	109	5
Total operating expense	$2,785	$3,115	$(330)	$2,858	$(73)	$8,578	$8,857	$(279)

Highlights

•

Employee compensation and benefits expense decreased $188 million from the third quarter of 2021, primarily reflecting lower incentive compensation due to lower operating income and performance fees,  partially offset by higher base compensation.

Employee compensation and benefits expense decreased $75 million from the second quarter of 2022, primarily reflecting lower incentive compensation in the current quarter.

•	Direct fund expense decreased $36 million from the third quarter of 2021, primarily reflecting lower average AUM.
•

General and administration expense decreased $57 million from the third quarter of 2021, primarily driven by the impact of $96 million associated with the September 2021 close of the BlackRock ESG Capital Allocation Trust and lower contingent consideration fair value adjustments in the current quarter, partially offset by higher marketing and promotional expense, including the impact of higher travel and entertainment expense, and higher technology expense.

General and administration expense increased $24 million from the second quarter of 2022, primarily reflecting higher marketing and promotional expense.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Nonoperating income (expense), GAAP basis	$165	$336	$(171)	$(347)	$512	$(320)	$652	$(972)
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	(45)	72	(117)	(114)	69	(232)	315	(547)
Nonoperating income (expense)(1)	$210	$264	$(54)	$(233)	$443	$(88)	$337	$(425)

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2022	2021	Change	2022	Change	2022	2021	Change
Net gain (loss) on investments(1)
Private equity	$20	$124	$(104)	$(8)	$28	$22	$212	$(190)
Real assets	9	4	5	1	8	23	10	13
Other alternatives(2)	1	13	(12)	(5)	6	-	43	(43)
Other investments(3)	(58)	(8)	(50)	(112)	54	(245)	37	(282)
Subtotal	(28)	133	(161)	(124)	96	(200)	302	(502)
Other gains (losses)(4)	247	165	82	(76)	323	190	149	41
Total net gain (loss) on investments(1)	219	298	(79)	(200)	419	(10)	451	(461)
Interest and dividend income	41	14	27	21	20	80	41	39
Interest expense	(50)	(48)	(2)	(54)	4	(158)	(155)	(3)
Net interest expense	(9)	(34)	25	(33)	24	(78)	(114)	36
Nonoperating income (expense)(1)	$210	$264	$(54)	$(233)	$443	$(88)	$337	$(425)

(1)

Net of net income (loss) attributable to NCI. Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on other as adjusted items see notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 12 through 13.

(2)	Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(3)	Amounts primarily include net gains (losses) related to unhedged equity, fixed income and multi-asset investments.
(4)

The amounts for the three and nine months ended September 30, 2022 and 2021 primarily include nonoperating noncash pre-tax gains in connection with strategic minority investments in iCapital Network, Inc. of approximately $267 million and $107 million, respectively.   The amounts for the three and nine months ended September 30, 2021 also include nonoperating noncash pre-tax gains in connection with strategic minority investments in Scalable Capital Limited of approximately $46 million.  Additional amounts include noncash pre-tax gains (losses) related to the revaluation of certain other minority investments.

INCOME TAX EXPENSE

	Three Months				Three Months			Nine Months
	Ended				Ended			Ended
	September 30,				June 30,			September 30,
(in millions), (unaudited)	2022	2021	Change		2022	Change		2022	2021	Change
Income tax expense	$330	$518	$(188)		$358	$(28)		$951	$1,490	$(539)
Effective tax rate	19.0%	23.6%	(460	) bps	24.9%	(590	) bps	19.5%	25.9%	(640	) bps

Highlights

•	Third quarter 2022 income tax expense included approximately $93 million of discrete tax benefits related to the resolution of certain outstanding tax matters.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions), (unaudited)	2022	2021	2022	2022	2021
Operating income, GAAP basis	$1,526	$1,935	$1,668	$4,958	$5,411
Non-GAAP expense adjustments:
Amortization of intangible assets	38	38	38	114	109
Acquisition-related compensation costs	5	12	6	18	76
Contingent consideration fair value adjustments	1	29	-	2	33
Lease cost - Hudson Yards	15	11	15	42	11
Operating income, as adjusted (1)	1,585	2,025	1,727	5,134	5,640
Product launch costs and commissions	-	99	-	-	284
Operating income used for operating margin measurement	$1,585	$2,124	$1,727	$5,134	$5,924
Revenue, GAAP basis	$4,311	$5,050	$4,526	$13,536	$14,268
Non-GAAP adjustments:
Distribution fees	(325)	(401)	(361)	(1,067)	(1,110)
Investment advisory fees	(211)	(184)	(211)	(615)	(503)
Revenue used for operating margin measurement	$3,775	$4,465	$3,954	$11,854	$12,655
Operating margin, GAAP basis	35.4%	38.3%	36.9%	36.6%	37.9%
Operating margin, as adjusted (1)	42.0%	47.6%	43.7%	43.3%	46.8%

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions, except per share data), (unaudited)	2022	2021	2022	2022	2021
Net income attributable to BlackRock, Inc., GAAP basis	$1,406	$1,681	$1,077	$3,919	$4,258
Non-GAAP adjustments:
Amortization of intangible assets, net of tax	29	29	29	87	83
Acquisition-related compensation costs, net of tax	4	9	5	14	58
Contingent consideration fair value adjustments, net of tax	1	22	-	2	25
Lease cost - Hudson Yards, net of tax	11	9	11	31	9
Income tax matters	-	-	-	(18)	171
Net income attributable to BlackRock, Inc., as adjusted (2)	$1,451	$1,750	$1,122	$4,035	$4,604
Diluted weighted-average common shares outstanding	152.0	154.3	152.5	152.6	154.4
Diluted earnings per common share, GAAP basis	$9.25	$10.89	$7.06	$25.67	$27.59
Diluted earnings per common share, as adjusted (2)	$9.55	$11.34	$7.36	$26.43	$29.83

See note (2) to the condensed consolidated statements of income and supplemental information on page 13 for more information on as adjusted items.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Beginning in the first quarter of 2022, the Company updated its definition of operating income, as adjusted, operating margin, as adjusted, and net income attributable to BlackRock, Inc., as adjusted, to include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Such measures have been recast for 2021 to reflect the inclusion of such new adjustments. For further information, refer to the Current Report on Form 8-K furnished on April 13, 2022.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

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Operating income, as adjusted, includes non-GAAP expense adjustments. Beginning in the first quarter of 2022, the Company updated its definition of operating income, as adjusted, to include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies. In addition, as previously reported in 2021, the Company recorded expense related to the lease of office space for its future headquarters located at 50 Hudson Yards in New York (“Lease cost – Hudson Yards”) from August 2021. While the Company expects to begin to occupy the new office space in late 2022 (and begin cash lease payments in May 2023), the Company was required to record lease expense when it obtained access to the building to begin its tenant improvements. As a result, the Company is recognizing lease expense for both its current and future headquarters until its current headquarters lease expires in April 2023. Management believes removing Lease cost – Hudson Yards when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and enhances comparability among periods presented.

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Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

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Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See note (1) above regarding operating income, as adjusted, and operating margin, as adjusted, for information on the updated presentation of non-GAAP expense adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions, as well as previously reported Lease cost – Hudson Yards.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted-average common shares outstanding.

(3) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services’ ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services revenue over time, as it is linked to the net new business in technology services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its continued impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) geopolitical unrest, terrorist activities, civil or international hostilities, including the military conflict between Russia and Ukraine, and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (18) climate change-related risks to BlackRock's business, products, operations and clients; (19) the ability to attract and retain highly talented professionals; (20) fluctuations in the carrying value of BlackRock’s economic investments; (21) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (22) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (23) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (24) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (25) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (26) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (27) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of September 30, 2022 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of August 31, 2022. The performance data does not include accounts terminated prior to September 30, 2022 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares® funds globally using an index strategy. AUM information is based on AUM available as of September 30, 2022 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.